UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2020
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(817) 963-1234
(817) 963-1234

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On January 29, 2020 (the “Closing Date”), American Airlines, Inc. (“American”) and American Airlines Group Inc. (“AAG”) entered into the Eighth Amendment to Amended and Restated Credit and Guaranty Agreement (the “Eighth Amendment”), amending the Amended and Restated Credit and Guaranty Agreement dated as of April 20, 2015 (as amended prior to the date hereof, the “2014 Credit Agreement”), among American, AAG, the lenders from time to time party thereto and Citibank N.A., as administrative agent and as designated replacement term lender.
On the Closing Date, the aggregate principal amount of the term loans outstanding under the 2014 Credit Agreement (the “Existing Term Loans”) was approximately $1,202.2 million. Under the Eighth Amendment, American, among other things, refinanced the Existing Term Loans with proceeds of term loans incurred pursuant to the Eighth Amendment and borrowed an additional $17.8 million to pay for fees and expenses associated with the Eighth Amendment (together, the “2020 Term Loans”), raising the aggregate principal amount available under the 2014 Credit Agreement, as amended by the Eighth Amendment, to $1,220.0 million. Pursuant to the Eighth Amendment, the interest rate margin on the 2020 Term Loans is 1.75% for those loans with interest rates based on the London interbank offered rate (compared to 2.00% for the Existing Term Loans), with a floor of 0%, and 0.75% for loans with interest rates based on an index (compared to 1.00% for the Existing Term Loans). Under the Eighth Amendment, the maturity date for the 2020 Term Loans is January 29, 2027. The revolving credit facility under the 2014 Credit Agreement remains unchanged and, as of the Closing Date, there were no borrowings or letters of credit outstanding thereunder.
See the Annual Report on Form 10-K of AAG and American for the fiscal year ended December 31, 2018, as supplemented by the Quarterly Report on Form 10-Q of AAG and American for the period ended September 30, 2019, for more information regarding the credit facilities established under the 2014 Credit Agreement.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information described under Item 1.01 above “Entry into a Material Definitive Agreement” is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: January 29, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: January 29, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer